Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nutriband Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gareth Sheridan, chief executive officer, and I, Gerald Goodman, chief financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

December 13, 2023	/s/ Gareth Sheridan
Gareth Sheridan, Chief Executive Officer (Principal Executive Officer)

December 13, 2023	/s/ Gerald Goodman
Gerald Goodman, Chief Financial Officer (Principal Financial Officer)